EXHIBIT 10.3(D)
THE     The CIT Group/
CIT     Credit Finance
GROUP   1211 Avenue of the Americas
        New York, NY  10036
        Tel:  212-790-9100
        Fax: 212-790-9123


April 1, 1999


ICC Industries Inc.
720 Fifth Avenue
New York, New York 100 19

        Re: Pharmaceutical Formulations, Inc., successor by merger to Private
            Formulaitons, Inc. (THE "BORROWER")

Gentlemen:

     Reference is made to that certain letter Re: Private Formulations, Inc. (the "Intercreditor Agreement") between us dated March 25, 1992 (a copy of which is attached hereto as "Exhibit A"). This letter will confirm our agreement to amend the Intercreditor Agreement as follows (capitalized terms appearing below shall have the meanings given in the Intercreditor Agreement, unless otherwise indicated):

     1. The name of the Borrower set forth in the Intercreditor Agreement hereby be amended to the name set forth above.

     2. CIT's address set forth in the Intercreditor Agreement shall hereby be amended to read in its entirety as follows:

                  The CIT Group/Credit Finance, Inc.
                  1211 Avenue of the Americas
                  New York, New York 10036

     3. The definition of "ICC Agreements" in the Intercreditor Agreement shall hereby be amended to include the promissory note in the principal amount of $3,000,000, made by Borrower in favor of ICC, dated April 1, 1999.

     4. The paragraph immediately preceding paragraph I of the Intercreditor Agreement shall be deleted in its entirety, and the following substituted in lieu thereof.

     "This letter sets forth our agreement concerning (i) the respective interests of CIT and ICC in property of Borrower and Pharmacontrol Corp. (collectively, "Obligors") and (ii) the subordination of payment of all obligations of Borrower to ICC to the payment of all obligations of Borrower to CIT."

     5. The last sentence of paragraph 3 of the Intercreditor Agreement s deleted in its entirety.

     6. Paragraph 4 of the Intercreditor Agreement shall be deleted in its entirety, and the following substituted in lieu thereof-

        "4. SUBORDINATION.

          (a) ICC hereby subordinates its rights to payment and satisfaction of any and all ICC Obligations of Borrower to ICC (the "Junior Debt") to the prior indefeasible payment and satisfaction in full of the $1,500,000 overadvance facility granted by CIT to Borrower pursuant to an amendment to the CIT Loan Agreement dated April T , 1999.

          (b) Borrower and ICC agree in favor of CIT that until all CIT Obligations of Borrower to CIT (the "Senior Debt") is indefeasibly paid and satisfied in full:

               (i) Borrower shall not, directly or indirectly, make, and ICC shall not, directly or indirectly, accept or receive, any payment of principal or interest or any prepayment or non-mandatory payment or any payment pursuant to acceleration or claims of breach or to acquire Junior Debt or otherwise in respect of any Junior Debt;

               (ii) ICC shall not seek to collect against Borrower any Junior Debt or otherwise enforce any of its rights against Borrower upon a default by Borrower under the ICC Agreements;

               (iii) Borrower shall not grant to ICC and ICC shall not acquire any additional collateral or guarantees for any Junior Debt, unless the same are (x) consented to in writing by CIT and (y) subordinate to CIT in all respects to CIT's satisfaction;

               (iv) Borrower and ICC shall not amend, modify, alter or change the terms of any of the ICC Agreements or any other arrangements related to the Junior Debt without the prior written consent of CIT;

               (v) Borrower shall not directly or indirectly, make, and ICC shall not, directly or indirectly, accept or receive from Borrower, any loan, gift or distribution of assets to ICC;

               (vi) ICC shall furnish to CIT copies of all notices or demands sent to Borrower under the ICC Agreements simultaneously with the sending or delivery of same to Borrower; and

               (vii) ICC and Borrower shall, at any time or times upon request by CIT, promptly furnish to CIT a true, correct and complete statement of the outstanding Junior Debt.

          (c) (i) A legend shall be written by ICC on any instrument at any time evidencing the Junior Debt to the effect that it is subordinate in right of payment to the Senior Debt and subject to the terms and conditions of this Agreement, and there shall be endorsed and delivered to CIT upon its request after a default or event of default under the CIT Agreements, all original notes, guarantees or other instruments at any time evidencing Junior Debt. All hereafter arising Junior Debt shall be and is subject to the same terms and conditions of this Agreement as the existing Junior Debt and is included in the term "Junior Debt" as defined herein.

               (ii) In the event any legend or endorsement is omitted, CIT is hereby irrevocably authorized on behalf of ICC to make the same. However, no specific legend, further assignment or endorsement or delivery of notes, guarantees or instruments shall be necessary to subject any Junior Debt to the subordination thereof contained in this Agreement.

          (d) Borrower and ICC warrant to CIT that (i) ICC is and will be the exclusive legal and beneficial owner of all Junior Debt and related collateral and guarantees, and (11) none of the Junior Debt or collateral or guarantees is or will be subject to any lien, security interest, financing statement, subordination, assignment or other claim, except in favor of CIT or as otherwise consented to in writing by CIT or as expressly permitted hereunder.

          (e) In the event of any insolvency or bankruptcy case or any receivership, liquidation, reorganization or similar proceedings in connection therewith relative to Borrower or its property or in the event of any cases for voluntary liquidation, dissolution or other winding up of Borrower or in the event of any assignment for the benefit of creditors ("Insolvency Case"), CIT shall first be entitled to receive indefeasible payment in full of all Senior Debt before ICC shall be entitled to receive and retain any payment on account of the Junior Debt, and, as between CIT and ICC, CIT shall be entitled to receive for application in payment of the Senior Debt any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in any such Insolvency Case in respect of the Junior Debt. In any Insolvency Case, CIT is irrevocably authorized by ICC to take any action which ICC might otherwise be entitled to take.

          (f) Should any payment of or distribution on account of any Junior Debt be received or collected by ICC, such payment shall be held in trust by ICC for the benefit of CIT and shall be delivered forthwith to CIT for application to Senior Debt, in the form received with any necessary endorsement or assignment.

          (g) ICC shall not be subrogated to, or be entitled to any assignment of any Senior Debt or Junior Debt, or of any collateral for or guarantees or evidence of any Senior Debt or Junior Debt, until all Senior Debt is indefeasibly paid in full to CIT.

          (h) Borrower and ICC waive notice of acceptance hereof by CIT, and waive notice of and consent to the creation of any Senior Debt, extensions granted or other action taken by CIT in reliance hereon, the acquisition or release of collateral for or guarantors of the payment of Senior Debt, the releasing of any other subordinating creditor, if applicable. Borrower and ICC waive demand, presentment, protest, notice of protest and of default and any and all other notices (except as expressly provided for herein) to which any of them might otherwise be entitled."

     Except as hereinabove specifically provided, the Intercreditor Agreement shall remain UNMODIFIED and in full force and effect in accordance with its terms and is hereby ratified and confirmed in all respects by the parties thereto.

     If you are in agreement with the foregoing, please so indicate by signing arid returning to us the enclosed copy of this letter.

                                Very truly yours,

                                THE CIT GROUP/CREDIT FINANCE, INC.

                                By: /S/
                                    ----------------------------
                                Title: VICE PRESIDENT

AGREED TO:

ICC INDUSTRIES INC.

By: /S/ JOHN L. ORAM
    ------------------------
Title: PRESIDENT

In consideration of the continued financing arrangements between The CIT Group/Credit Finance, Inc. and ICC Industries Inc., Borrower and Pharmacontrol Corp. hereby acknowledge and consent to the terms and conditions of the Intercreditor Agreement as amended hereby and agree to be bound thereby to the extent any obligations are required of them. The undersigned further acknowledge and agree that (i) although the undersigned may sign this amendment to the Intercreditor Agreement, the undersigned are not parties thereto and do not and will not receive any right, benefit, priority or interest under or because of the existence of the Intercreditor Agreement and (ii) the undersigned will take such action and execute and deliver such additional documents as may be necessary or desirable in the opinion of CIT or ICC to effectuate the provisions and purposes of the Intercreditor Agreement as amended hereby.

PHARMACEUTICAL FORMULATIONS, INC. successor by merger to Private Formulations, Inc.

By: /S/ CHARLES E. LA ROSA
    -----------------------------
Title: PRESIDENT & CEO


PHARMACONTROL CORP.

By: /S/ CHARLES E. LA ROSA
   -------------------------------
Title: PRESIDENT & CEO

THE    The CIT Group/
CIT    Credit Finance
GROUP  1211 Avenue of the Americas
       New York, NY  10036
       Tel:  212-790-9100
       Fax: 212-790-9123

                                    EXHIBIT A

                                                                March 25, 1992


ICC Industries Inc.
720 Fifth Avenue
New York, New York 100 19

         Re:      PRIVATE FORMULATIONS, INC. ("BORROWER")

Gentlemen:

     Reference is made to certain financing arrangements entered into between Borrower and The CIT Group/Credit Finance, Inc. ("CIT") pursuant to certain agreements including, without limitation, the Loan and Security Agreement by and between Borrower and CIT (hereinafter the "CIT Loan Agreement"), the Promissory
Note in the original Amount of $1,600,000.00 by Borrower in favor of CIT, the Guaranty executed by Pharmacontrol Corp. in favor of CIT, each dated August 4, 1989, and other agreements creating or evidencing indebtedness or granting collateral security and guarantees with respect thereto (all of the foregoing, together with all agreements and instruments related thereto or delivered in connection therewith, as the same may have heretofore. been or may hereafter be amended, supplemented, extended, replaced or renewed, are hereinafter collectively referred to as the "CIT Agreements").

     Reference is also made to certain financing arrangements entered into between Borrower and ICC Industries Inc. ("ICC") pursuant to certain agreements including, without limitation, the Agreement by and among ICC, Borrower and Pharmacontrol Corp. dated September 6, 1991 regarding assistance by ICC to Borrower in connection with a number of matters, including inventory financing, raw materials purchases by ICC from third parties which raw materials are located or to be located at Borrower's premises and a credit line to be granted to Borrower, the Credit Line Agreement by and among ICC, Borrower and Pharmacontrol Corp. dated September 6, 1991, and the Toll Conversion Agreement by and between Borrower and ICC, dated August 12, 1991, various other toll conversion agreements between Borrower and ICC and other agreements creating or evidencing indebtedness or granting collateral security and guarantees with respect thereto (all of the foregoing together with all agreements and instruments related thereto or delivered in connection therewith as the same may have heretofore been or may hereafter be amended, supplemented, extended, replaced or renewed, are hereinafter collectively referred to as the "ICC Agreements").

     This letter sets forth our agreement concerning (i) the respective interests of CIT and ICC in property of Borrower and Pharmacontrol Corp. (collectively, "Obligors") and (ii) certain property of ICC located or to be located at Borrower's p . remises, notwithstanding the terms and provisions of any agreements or arrangements heretofore, now or hereafter entered into by CIT or ICC with Obligors or either of them and irrespective of any rule of law.

          1. SECURITY INTERESTS IN PROPERTY OF OBLIGORS

               (a) ICC hereby acknowledges that CIT, pursuant to the CIT Agreements, hag been granted by Obligors a security interest in and lien upon all of the present and future personal property of the Obligors (collectively, the "Collateral") including, without limitation, all Obligors' present and future Accounts, Contract Rights, Chattel Paper, General Intangibles, Documents, Instruments, Inventory, Equipment, Fixtures, and Products and Proceeds, to secure all present and future obligations of Obligors to CIT (hereinafter, the, "CIT Obligations").

               (b) CIT hereby acknowledges that pursuant to the ICC Agreements, ICC has been or may be granted or otherwise holds a security interest and lien upon the Collateral to secure the now existing or hereafter incurred obligations of Obligors to ICC under the ICC Agreements (hereinafter, the "ICC Obligations").

          2. PRIORITIES

          Notwithstanding any provision to the contrary contained in the CIT Agreements or the ICC Agreements and notwithstanding the time, date, order or method of attachment or perfection of the security interest granted hereby, and notwithstanding anything contained in any filing or agreement to which CIT or ICC may now or hereafter be a party, and notwithstanding any provisions of the Uniform Commercial Code or other applicable law, all security interests and liens of CIT in and upon the Collateral are and shall be prior in right and interest to the security interests and liens of ICC in and upon the Collateral and the security interests and the liens of ICC in and upon the Collateral are and shall be subject and subordinate to the security interests and liens of CIT in and upon the Collateral.

          3. STANDSTILL AND RELEASES

          ICC agrees that unless and until all of the CIT Obligations have been fully. and indefeasibly paid and satisfied, ICC shall not, without the prior written consent of CIT, exercise any rights or assert any claim with respect to any Collateral, nor seek to enforce any security interest it may have therein, nor take any action, directly or indirectly, that would interfere with the rights of CIT with respect to the Collateral or any other property of obligors or either of them now or hereafter constituting collateral security for the CIT Obligations. ICC agrees to release or otherwise terminate any security interest any and all Collateral which may otherwise disposed of either by CIT, its agents, or either Obligor with CIT's consent, whether in the ordinary course of business or after the declaration of an event of default pursuant to the CIT Agreements, immediately upon CIT's request, and to immediately deliver Uniform Commercial Code financing or termination statements and such other documents as CIT may require in connection therewith. Nothing contained in this Paragraph 3 shall preclude ICC from exercising its right in respect of ICC Inventory, but only in respect of ICC Inventory, or with respect to the item of equipment described as a Killian High-Speed Double Tablet Press Model No. RX55 AST, Serial Number 705764 which is leased by ICC to Borrower and or any other equipment which ICC may acquire in the future for lease to Borrower.

     4. ICC PROPERTY LOCATED AT BORROWER'S PREMISES

               (a) CIT hereby acknowledges that ICC is and will be the owner of certain raw materials purchased or to be purchased by ICC (the "ICC raw materials") which are utilized by Borrower in the manufacture of certain products pursuant to toll conversion agreements between ICC and Borrower. ICC has requested CIT to acknowledge that ICC is the owner of the work in process into which the ICC raw materials are incorporated (the "ICC work in process") and the finished goods manufactured from the ICC raw materials (the "ICC finished goods"), notwithstanding that the ICC work in process and ICC finished goods may contain Borrower materials which would otherwise constitute Collateral. CIT acknowledges that ICC is the owner of the ICC work in process and ICC finished goods which items are therefore excluded from Collateral as referred to in this Agreement, and, subject to Paragraph 4(b) hereof, agrees that it will assert no interest in or claim against the ICC work in process or the ICC finished goods upon the condition that, and so long as, ICC shall hereafter provide to CIT updated lists of ICC raw materials and ICC finished goods at least once each week, or more frequently if requested by CIT. The ICC raw materials, ICC work in process and ICC finished goods are herein referred to collectively as the "ICC Inventory".

               (b) With respect to (i) ICC raw materials mixed or combined with Borrower materials' I during the manufacturing process and (ii) ICC finished goods packaged in Borrower packaging, it is agreed that such Borrower raw materials and packaging shall be deemed to have been sold and shall be sold by PFI to ICC and that such work in process and finished products shall, subject to Paragraph 4(c) hereof, be property of ICC. In the event that Borrower defaults under the CIT Loan Agreement and CIT gives ICC written notice of such default and of CIT taking action to collect any of the CIT obligations or realize upon any of the Collateral, then ICC shall not remove any work in process or finished products from Borrower's premises unless prior to removal ICC pays to CIT the difference between the standard cost of such work in process or finished products and the standard cost of the ICC raw materials contained therein. Standard cost shall be calculated in conformity with generally accepted accounting principles, consistently applied.

               (c) CIT understands that pursuant to the various toll conversion agreements between ICC and Borrower, upon completion of manufacturing, Borrower may have the option to purchase the ICC finished goods. ICC hereby agrees that upon Borrower's sale and delivery to third parties of finished products containing or constituting ICC finished goods, Borrower shall be deemed to have purchased and shall purchase from ICC such ICC finished goods on the terms agreed upon between Borrower and ICC. ICC acknowledges that under Borrower's financing agreements with CIT, all of PFI's present and future Accounts have been. assigned to CIT as collateral security for the CIT Obligations. ICC further acknowledges that all sales of finished products by Borrower shall be for Borrower's own account and that all Accounts arising from such sales shall be Accounts owned by Borrower subject to the first perfected security interest of CIT.

          5. NOTICES

          Notice to any party hereunder shall be in writing and shall be sent by certified mail, return receipt requested, to the parties at the addresses set forth above and shall be deemed sent upon deposit in the U.S. mail, postage prepaid.

          6. FURTHER ASSURANCES

          The parties hereto shall execute and deliver such additional documents and take such additional action as shall be reasonably necessary to effectuate the provisions and purposes of this Agreement.

          7. SUCCESSORS AND ASSIGNS

          All terms, covenants and conditions herein contained shall inure to the benefit of, and be binding upon, the parties hereto, their successors and assigns.

          8. ENTIRE AGREEMENT

          This Agreement sets forth the entire agreement of the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any agreement hereof may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party to be charged.

          9. UNIFORM COMMERCIAL CODE DEFINITIONS

          All capitalized terms used herein which are defined in the Uniform Commercial Code in effect in the State of New York shall have the meanings set forth therein unless otherwise defined herein.

          10. GOVERNING LAW

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          If the foregoing correctly states our understanding and agreement, please sign a counterpart of this letter in the space provided below.

                                   Very truly yours,

                                   THE CIT GROUP/CREDIT
                                   FINANCE, INC.

                                   By: /S/
                                      --------------------------
                                   Title: VICE PRESIDENT

Agreed to:

ICC INDUSTRIES, INC.

By: /S/ JOHN L. ORAM
   ----------------------
Title: PRESIDENT

In consideration of the financing arrangements with The CIT Group/Credit Finance, Inc. and ICC Industries" Inc. Private Formulations, Inc. and Pharmacontrol Corp. hereby acknowledge and consents to the terms and conditions of the above agreement (the "Intercreditor Agreement") and agree to be bound thereby to the extent any obligations are required of them.

The undersigned acknowledge and agree that (i) although the undersigned may sign the Intercreditor Agreement, the undersigned are not parties thereto and do not and will not receive any right, benefit, priority or interest under or because of the existence of the Intercreditor Agreement and (ii) the undersigned will take such action and execute and deliver such additional documents as may be necessary or desirable in the opinion of CIT or ICC to effectuate the provisions and purposes of the Intercreditor Agreement.

PRIVATE FORMULATIONS, INC.               PHARMACONTROL CORP.

By: /S/ MAX T. TESLER                   By: /S/ MAX T. TESLER
   --------------------------              -----------------------------
Title: /S/ PRESIDENT/CFO                Title: /S/ PRESIDENT/CFO